unigene

Applied Peptelligence

Ticker: UGNE.OB

www.unigene.com


welcome to the
NEW UNIGENE
A leader in the design, delivery, manufacture and development of
PEPTIDE-BASED THERAPEUTICS

Oppenheimer 22nd Annual Healthcare Conference

Ashleigh Palmer, President and CEO

Safe Harbor Statement

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon Unigene Laboratories, Inc.'s management's current expectations, estimates, beliefs, assumptions, and projections about Unigene's business and industry. Words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "potential," "continue," and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Unigene's cash flow, market acceptance risks, technical development risks and other risk factors detailed in Unigene's Securities and Exchange Commission filings.

Investment Highlights

- Positive Ph2 proof-of-concept results of oral PTH; actively seeking licensing partner following GSK no-go decision
- Positive Ph3 results for potential first oral calcitonin to market; Tarsa NDA filing H2 2012
- Seven feasibility studies under Biotechnologies SBU; anticipate licensing agreement in 6-9 months
- Proprietary lead compound expected to file IND for morbid obesity in 2012
- Joint Development Vehicle with Nordic Bioscience targeting Type 2 diabetes

Multiple "game-changing" events in next 6-9 months

Therapeutic Peptides are Medically Important and Growing Rapidly

50+ Peptide-based Therapeutics Approved



First approval year, any country
First US approval year
50
45
40
35
30
25
20
15
10
5
0

Source: Reichert, J., Ph.D. (April 2010). *Update on development trends for peptide therapeutics*. Powerpoint presentation given at TIDES conference, Boston, MA.

¹Withdrawn products not included

130+ Active Peptide Programs

Study of 334 development-stage peptides



Development
132 (39.5%)
Discontinued
145 (43.4%)
Approved
51 (15.3%)
Withdrawn
6 (1.8%)

- Increasing levels of peptide R&D over 30 years
- Increasing number of peptide-based NCEs
- Increasing diversity of therapeutic areas

Source: Reichert, J., Ph.D. (April 2010). *Update on development trends for peptide therapeutics*. Powerpoint presentation given at TIDES conference, Boston, MA.

Targeted Growth Strategy

Unigene Therapeutics

Pipeline of Novel Peptides Focused On Metabolic & Inflammatory Disease

- Rational Design
- Lead Optimization
- Preclinical Models
- Toxicology
- IND Filing
- Phase 1
- Phase 2
- Phase 3
- NDA
- Commercialization

In-licensing

Anti-inflammatory peptides
Metabolic peptides

Proof-of-Concept

Oral PTH – GSK

Oral Calcitonin – Tarsa

Partner/Out-license

Fortical® – Upsher-Smith

- Proprietary shots on goal
- High ROI potential from partnering

Unigene Biotechnologies

Portfolio of Proprietary Peptide Partnerships

Self Financing

Feasibility & Formulation

Peptelligence™

- Drug Delivery
- Production Processes
- Clinical Trial Supply
- Amidation
- Other

Unigene's Suite of Proprietary Peptide Technologies

Milestones & Royalties

Oral Calcitonin – Novartis

- Near-term cash from service fees
- Licensing milestones and royalties

unigene

Applied Peptelligence

Unigene Biotechnologies



Peptide Development Partner of Choice

- Building a diversified portfolio of partnerships
  - Seven feasibility studies ongoing/completed across a broad spectrum of therapeutic areas
  - Cara clinical trial material shipped; Ph1 initiated early December

Limited potential due to route of administration	Life cycle management	Development stage peptides with questionable commercial viability

Anticipated licensing announcement over course of next 6-9 months

Unigene Therapeutics



Advanced Pipeline Focused on Metabolic & Inflammatory Diseases



Preclinical
Phase 1
Phase 2
Phase 3
Marketed
Partnership
Fortical®
UPSHER-SMITH
Oral Calcitonin
TARSA
Oral PTH
Actively Seeking Licensing Partner
Metabolic Peptides
Anti-inflammatory Peptides
High-Value Potential Partnering Opportunities

unigene

20% Ownership in Tarsa – Oral Calcitonin NDA Filing H2 2012

- Unigene's oral delivery platform validated by positive results of Ph3 trial of oral calcitonin for osteoporosis showcased at ASBMR
  - Trial achieved primary endpoint with statistical significance under SPA
- Oral calcitonin was superior to nasal sCT and placebo at primary endpoint without clinically significant food effects
- Potential to be first oral calcitonin product to cannibalize and then expand a ~$600MM injectable/nasal market
- Formal pre-NDA FDA dialogue confirms trial results under SPA and establishes requirements for filing scheduled H2 2012
- Ph2 osteoporosis prevention study results expected H1 2012

Unigene Owns 20%* of Tarsa

Unigene eligible to receive sales-related milestone payments

Unigene eligible to receive royalties on worldwide sales

**fully diluted and subject to liquidating preferences*

unigene

Ph2 Oral PTH Study Successfully Achieves Proof-of-Concept

- Primary endpoint achieved in Ph2 Study
  - Oral PTH resulted in a statistically significant mean increase in BMD at the lumbar spine of 2.2 percent ($p<0.001$) at week 24 as compared to baseline
    - 5mg dose of oral PTH demonstrated consistency of exposure at weeks 1 and 24 with the appropriate pulsatile PK profile
- Potential to be first oral PTH to market
- Current injectable market ~$1B; opportunity projected to grow to $2B by 2014
- Seeking advanced-stage development/commercialization partner
  - GSK no-go decision based on internal evaluation criteria

unigene

Metabolic Disease Programs

- UGP281 lead molecule
  - Targeting morbidly obese population to optimize risk benefit relationship
  - Favorable pharmacological profile potentially addressing many of the shortfalls of recent obesity drug failures
  - Incorporates oral formulation and high-yield manufacturing
  - Expect to file IND in 2012
- New proprietary analogs
  - Screened for biological activity by Nordic Bioscience
  - Three high potential analogs selected for advanced screening and development

unigene

50:50 JV with Nordic Bioscience

- Nordic Bioscience is an ideal joint development partner
  - Combines Nordic's world renowned preclinical screening, biomarker and clinical development capabilities with Unigene's peptide design and development expertise
- Opportunity to access multiple blockbuster markets
  - Type 2 diabetes, osteoarthritis and osteoporosis
- Validates Unigene as peptide development partner of choice
  - Nordic selected Unigene over other potential partners
  - Further validated by Nordic Chairman's $6MM investment option

Accelerates Unigene's transition into biopharma company

unigene

Applied Peptelligence

Unigene Corporate



Experienced Management Team

Ashleigh Palmer President and CEO	25+ years general management experience; Ikaria/INO Therapeutics, Ohmeda, Critical Biologics Corp, Creative BioVentures™ Corp
Greg Mayes, Esq. VP, Corporate Development and General Counsel	12+ years of biopharma legal and commercial experience; ImClone Systems, AstraZeneca, Morgan Lewis LLP
Nozer Mehta, Ph.D. VP, Biological Research and Development	33+ years R&D experience; 28 years with Unigene, Research Asst. Prof. University of Nebraska, Lincoln
Paul Shields, Ph.D. VP, Manufacturing Operations	21+ years manufacturing and operations experience with Unigene
William Steinhauer, CPA VP, Finance	30+ years financial management experience; 20+ years with Unigene, Refac Technology
Roxanne Tavakkol VP, Global Regulatory Affairs and Quality Assurance	20+ years regulatory experience; The Medicines Company, Novartis
Jenene Thomas VP, IR and Business Administration	14 years IR experience; Amicus, Aeterna Zentaris, Savient, Reliant, Pharmacia

unigene

Next Generation Board of Directors

Richard Levy Chairman	**Managing Principal and Founder, Victory Park Capital**
Ashleigh Palmer Director	**President and CEO**
Zvi Eiref Director	**Financial Expertise** ***Church & Dwight Co., Inc.***
Joel A. Tune Director	**Business Development, Product Development and Commercial Expertise** ***Baxter 30 years***
Theron (Ted) Odlaug Ph.D. Director	**Manufacturing, Regulatory, Quality Assurance and Operational Expertise** ***CyDex, Fujisawa Healthcare, Astellas Pharma***
Thomas J. Sabatino, Jr. Director	**Legal and Healthcare Expertise** ***Walgreens Co., United, Schering Plough, Baxter, American Medical***

unigene

Financial Snapshot

Current cash projections expected to fund operations into H2 2012	
Market Cap as of 12/12/11	$50MM
Cash Position as of 9/30/11	$5.2MM(1)
Debt as of 9/30/11 *(VPC holds $33MM in convertible debt due 3/2013)*	$48MM(2)
2011 Net Burn	~$2MM per quarter
Fully Diluted Shares Outstanding *(including $33MM conversion)*	172MM

Strong support from Victory Park Capital

- Chairman of the Board
- Can retire $33MM of Unigene's $48MM debt if fully converted
- Confidence in new strategic plan and management team
- Purchased shares on open market

(1) Excludes Q4 related revenue announcements; (2) Principal only

Multiple near-term game changing events can retire debt

Unigene's Turnaround Scorecard

June 2010	December 2011
Insolvency threatening	Extended cash runway into the H2 2012
Lacking sustainable/viable strategy	Targeted growth strategy
Lacking BD functionality	BD/Partnering a competence
Tarsa Ph3 ORACAL trial ongoing	Results validate technology platforms
oPTH (pre-POC) inactive (GSK)	oPTH (post-POC) active (partnering)
Distracting and costly non-core assets	Divested SDBG and China joint venture
UGP281 on hold	UGP281 IND filing expected in 2012
Nordic Bioscience developing oral sCT with Emisphere/Novartis	Nordic & Unigene form JDV to develop calcitonin analogs for blockbuster mkts

Investment Highlights

- Positive Ph2 proof-of-concept results of oral PTH; actively seeking licensing partner following GSK no-go decision
- Positive Ph3 results for potential first oral calcitonin to market; Tarsa NDA filing H2 2012
- Seven feasibility studies under Biotechnologies SBU; anticipate licensing agreement in 6-9 months
- Proprietary lead compound expected to file IND for morbid obesity in 2012
- Joint Development Vehicle with Nordic Bioscience targeting Type 2 diabetes

Multiple "game-changing" events in next 6-9 months

Applied Peptelligence

Ticker: UGNE.OB

www.unigene.com


welcome to the
NEW UNIGENE
A leader in the design, delivery, manufacture and development of
PEPTIDE-BASED THERAPEUTICS

Oppenheimer 22nd Annual Healthcare Conference

Ashleigh Palmer, President and CEO